                                                                    Exhibit 99.1

[NATIONAL CITY LETTERHEAD]

FOR MORE INFORMATION CONTACT:

                                 Jeffrey C. Douglas
                                 Vice President, Financial Communications
                                 (216) 222-9849

                                 Julie I. Sabroff
                                 Vice President, Investor Relations
                                 (216) 575-2467

                                 www.national-city.com

                                 For Immediate Release

                      NATIONAL CITY REPORTS 13% INCREASE IN
                      -------------------------------------
                        SECOND QUARTER EARNINGS PER SHARE
                        ---------------------------------

         CLEVELAND, Ohio--July 15, 1999--National City Corporation (NYSE: NCC) today reported second quarter net income of $354.5 million, or $1.12 per diluted share, and net income of $705.5 million, or $2.20 per diluted share, for the first six months of 1999.

         Giving effect to the two-for-one stock split declared on June 30, 1999, which will become effective July 26, 1999, second quarter earnings per diluted share were $.56 in 1999 compared to $.50 in the second quarter of 1998. For the first half of 1999, post-split earnings per diluted share were $1.10, up from $.66 in the first half of 1998.

         Excluding the nonrecurring items described below, 1999 second quarter net income was $354.9 million and earnings per diluted share were $1.12, an increase of 13.1% over the $.99 in 1998. On this basis, returns on average common equity and average assets were 22.99% and 1.71%, respectively.

         Net income, excluding nonrecurring items, for the first half of 1999 was $702.8 million, or $2.19 per diluted share, an increase of 14.7% from $1.91 per diluted share for the first half of

                                     (more)

1998. On this basis, returns on average common equity and average assets for the 1999 first half were 21.93% and 1.68%, respectively.

         Included in the interim results were several non-recurring items which, while having nominal per share impact in 1999, did affect a number of reported income and expense line items.

         Reported securities gains in the second quarter of 1999 included a pre-tax gain of $32.1 million from the sale of National City's holdings in Concord EFS, Inc. (NASDAQ:CEFT). Other noninterest income included a $6.0 million pre-tax positive adjustment relating to the sale of certain business lines of National City's 88%-owned item processing subsidiary, National Processing, Inc. (NYSE: NAP).

         Noninterest expense for the second quarter of 1999 included $37.8 million in pre-tax charges pursuant to a plan to improve the cost-efficiency of branch office facilities, along with certain unrelated executive contract obligations.

         Included in other noninterest income for the first quarter of 1999 were gains on the sales of National City's interests in Electronic Payment Services, Inc. and Stored Value Systems, Inc., and estimated losses on the disposition of certain business lines at National Processing. Coupled with the items previously cited, these items produced a pre-tax benefit of $37.1 million, and increased reported first half net income by $2.7 million, or $.01 per diluted share.

         The first half 1998 results included a pre-tax merger charge of $274.7 million, or $.59 per diluted share after-tax, incurred in connection with the mergers with First of America Bank Corporation and Fort Wayne National Corporation.
                                     (more)

         Chairman and CEO, David A. Daberko noted, "On a fundamental basis, our core business lines are performing well compared to last year and versus their business plans. The steady progress achieved in the second quarter reflects our efforts to more effectively manage our businesses. Overall, noninterest expense continued to decline as merger savings and other efficiency measures were realized. Our strategy to improve the mix of the loan portfolio has benefited the net interest margin, despite higher interest costs associated with share repurchases. While the decisions to repurchase shares, to improve the mix of the loan portfolio, and to dispose of certain business lines at National Processing have lowered revenue growth in the short run, we believe these actions will enhance shareholder returns over the longer term."

         Net interest income for the second quarter of 1999 increased 2.5% to $758.2 million from $739.9 million for the same period in 1998. The year-over-year increase represents a higher level of earning assets reduced somewhat by a lower net interest margin. On a linked-quarter basis, a better earning asset and deposit mix, partially offset by additional long-term borrowings to fund the share repurchase program, led to an increased net interest margin. Despite the improvement in margin, a managed reduction in lower-yielding assets, principally residential real estate loans and securities, led to a .9% decline in net interest income for the second quarter of 1999.

         Fees and other income of $537.6 million, excluding nonrecurring items, represented a 3.0% decline from $554.1 million in the first quarter of 1999. The disposition of the National Processing business lines in the second quarter of 1999 led to this decline in noninterest income.

         Noninterest expense, excluding nonrecurring items, declined 4.0% to $719.5 million in the 1999 second quarter from $749.2 million in the second quarter of 1998. Compared to the
                                     (more)
first quarter of 1999, noninterest expense, excluding the nonrecurring items, was down 2.7%. Merger integration savings and lower expenses from the disposition of the National Processing business lines in the second quarter of 1999 contributed to the declines in both periods.

         Asset quality improved as nonperforming assets fell to $249.5 million or .44% of total loans and real estate owned at June 30, 1999, from $271.9 million and .47% of total loans and real estate owned as of March 31, 1999. For the second quarter of 1999, net charge-offs totaled $59.9 million, or .42% of average loans. Net charge-offs totaled $128.0 million, or .45% of average loans in the first half of 1999.

         Total assets were $84.0 billion as of June 30, 1999 and total stockholders' equity was $5.9 billion. Equity capital as a percentage of assets was 6.98% at the end of the second quarter of 1999. In the first half of 1999,
19.6 million common shares were repurchased at a total cost of approximately $1.4 billion.

         Mr. Daberko's comments contain forward-looking statements that involve significant risks and uncertainties including changes in general economic and financial market conditions and the Corporation's ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

         National City Corporation is an $84 billion diversified financial services company headquartered in Cleveland, Ohio. National City operates banks and other financial services subsidiaries principally in Ohio, Michigan, Pennsylvania, Indiana, Kentucky and Illinois.

                                     (more)

                                                                 -5-

                                                              UNAUDITED

                                                      NATIONAL CITY CORPORATION
                                                        FINANCIAL HIGHLIGHTS
                                           (DOLLARS IN MILLIONS EXCEPT PER SHARE AMOUNTS)

NOTE:  FINANCIAL INFORMATION ON PAGES 5 THROUGH 11 IS PRESENTED ON A PRE-SPLIT BASIS.
-----

                                                          1999                                     1998                       2Q99/
                                              ----------------------------      ------------------------------------------
                                                   SECOND         FIRST             FOURTH        THIRD          SECOND        2Q98
                                                  QUARTER        QUARTER            QUARTER       QUARTER        QUARTER    % CHANGE
                                             -------------    ------------      -----------   ------------    ------------  --------
TAX-EQUIVALENT NET
  INTEREST INCOME ........................    $     758.2     $     764.7      $    757.9      $    745.8      $   739.9       2.5%
PROVISION FOR LOAN
  LOSSES .................................           59.6            68.0            56.9            45.2           43.0      38.4
FEE AND OTHER INCOME -
  RECURRING ..............................          537.6           554.1           576.3           555.5          554.1      (3.0)
SECURITIES GAINS BEFORE NON-
  RECURRING ITEMS ........................           25.2            23.7            49.3            64.4           19.7      27.9
NONINTEREST EXPENSE -
  RECURRING ..............................          719.5           739.2           766.8           782.4          749.2      (4.0)
NET INCOME BEFORE NON -
  RECURRING ITEMS ........................          354.9           347.9           359.3           344.5          331.2       7.2
NONRECURRING ITEMS:
  PRE-TAX ................................            0.3            36.8          (104.7)           --             --         --
  AFTER-TAX ..............................           (0.4)            3.1           (68.0)           --             --         --
NET INCOME ...............................          354.5           351.0           291.3           344.5          331.2       7.0

NET INCOME PER COMMON SHARE:
    BASIC ................................           1.14            1.09             .89            1.05           1.01      12.9
    DILUTED ..............................           1.12            1.08             .88            1.03            .99      13.1
    DILUTED - ADJUSTED (1) ...............           1.12            1.07            1.06            1.03            .99      13.1
    DILUTED - CASH
      BASIS (1)(2) .......................           1.17            1.12            1.13            1.09           1.04      12.5
DIVIDENDS PAID PER
  COMMON SHARE ...........................            .52             .52             .48             .48            .46      13.0

PERFORMANCE RATIOS (1):
RETURN ON AVERAGE
  COMMON EQUITY ..........................          22.99%          20.94%          19.43%          19.00%         19.47%
RETURN ON AVERAGE
  ASSETS .................................           1.71            1.65            1.69            1.69           1.66
NET INTEREST MARGIN ......................           4.04            4.02            4.00            4.10           4.15
OVERHEAD RATIO ...........................          23.99           24.21           25.15           30.42          26.36
EFFICIENCY RATIO .........................          55.52           56.05           57.48           60.12          57.90

ASSETS ...................................    $    84,022     $    84,094      $   88,246      $   83,135      $  81,258       3.4%
LOANS AND MORTGAGE
  LOANS HELD FOR SALE ....................         59,656          59,832          61,519          58,684         57,478       3.8
SECURITIES ...............................         14,994          15,264          16,119          15,425         13,898       7.9
DEPOSITS .................................         52,091          52,051          58,247          54,228         54,832      (5.0)
STOCKHOLDERS' EQUITY .....................          5,867           6,257           7,013           7,273          7,019     (16.4)
BOOK VALUE PER COMMON
  SHARE ..................................          18.88           19.80           21.38           21.91          21.25     (11.2)
MARKET VALUE PER COMMON
  SHARE ..................................          65.50           66.38           72.50           65.94          71.00      (7.7)

NONRECURRING ITEMS DETAIL:
GAIN ON SALE OF CEFT STOCK ...............    $      32.1     $      --        $     --        $     --       $     --
GAIN ON SALE OF EPS ......................            --             95.7            --              --             --
GAIN ON SALE OF SVS ......................            --              6.1            --              --             --
NPI BUSINESS LINE DIVEST-
  ITURES, NET OF MINORITY
  INTEREST ...............................            6.0           (65.0)           --              --             --
FACILITIES CHARGE AND
  EXECUTIVE CONTRACT
  OBLIGATIONS ............................          (37.8)           --              --              --             --
MERGER CHARGES ...........................            --             --            (104.7)           --             --
                                              ------------    ------------     -----------    -----------     ----------
NONRECURRING PRE-TAX .....................    $       0.3     $      36.8      $   (104.7)    $      --       $     --
                                              ============    ============     ===========    ===========     ==========


                                                                               SIX MONTHS ENDED
                                                                                    JUNE 30,
                                                     -----------------------------------------------------------------
                                                            1999                   1998                      % CHANGE
                                                     --------------             -----------                 ----------

TAX-EQUIVALENT NET
  INTEREST INCOME ........................             $    1,522.9             $   1,448.2                     5.2%
PROVISION FOR LOAN
  LOSSES .................................                    127.6                    99.3                    28.5
FEE AND OTHER INCOME -
  RECURRING ..............................                  1,091.7                 1,047.9                     4.2
SECURITIES GAINS BEFORE NON-
  RECURRING ITEMS ........................                     48.9                    20.8                     --
NONINTEREST EXPENSE -
  RECURRING ..............................                  1,458.7                 1,448.5                     0.7
NET INCOME BEFORE NON -
  RECURRING ITEMS ........................                    702.8                   628.9                    11.8
NONRECURRING ITEMS:
  PRE-TAX ................................                     37.1                  (274.7)                    --
  AFTER-TAX ..............................                      2.7                  (193.9)                    --
NET INCOME ...............................                    705.5                   435.0                    62.2

NET INCOME PER COMMON SHARE:
    BASIC ................................                     2.23                    1.34                    66.4
    DILUTED ..............................                     2.20                    1.32                    66.7
    DILUTED - ADJUSTED (1) ...............                     2.19                    1.91                    14.7
    DILUTED - CASH
      BASIS (1)(2) .......................                     2.29                    1.99                    15.1
DIVIDENDS PAID PER
  COMMON SHARE ...........................                     1.04                     .92                    13.0

PERFORMANCE RATIOS (1):
RETURN ON AVERAGE
  COMMON EQUITY ..........................                    21.93%                  19.07%
RETURN ON AVERAGE
  ASSETS .................................                     1.68                    1.64
NET INTEREST MARGIN ......................                     4.03                    4.16
OVERHEAD RATIO ...........................                    24.10                   27.66
EFFICIENCY RATIO .........................                    55.79                   58.03

ASSETS ...................................
LOANS AND MORTGAGE
  LOANS HELD FOR SALE ....................
SECURITIES ...............................
DEPOSITS .................................
STOCKHOLDERS' EQUITY .....................
BOOK VALUE PER COMMON
  SHARE ..................................
MARKET VALUE PER COMMON
  SHARE ..................................

NONRECURRING ITEMS DETAIL:
GAIN ON SALE OF CEFT STOCK ...............             $       32.1             $       -
GAIN ON SALE OF EPS ......................                     95.7                     -
GAIN ON SALE OF SVS ......................                      6.1                     -
NPI BUSINESS LINE DIVEST-
  ITURES, NET OF MINORITY
  INTEREST ...............................                    (59.0)                    -
FACILITIES CHARGE AND
  EXECUTIVE CONTRACT
  OBLIGATIONS ............................                    (37.8)                    -
MERGER CHARGES ...........................                       -                   (274.7)
                                                       -------------            ------------
NONRECURRING PRE-TAX .....................             $       37.1             $    (274.7)
                                                       =============            ============

=======================================
(1) Excluding after-tax effects of nonrecurring items.
(2) Excludes amortization of goodwill and other intangible assets.

                                                                -6-


                                                              UNAUDITED

                                                      NATIONAL CITY CORPORATION
                                                  CONSOLIDATED STATEMENTS OF INCOME
                                           (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                  1999                             1998
                                                     ----------------------------      --------------------------------------------
                                                        SECOND            FIRST           FOURTH          THIRD            SECOND
                                                        QUARTER          QUARTER         QUARTER          QUARTER          QUARTER
                                                     -----------       ----------      -----------     -------------    ------------


INTEREST INCOME:
 LOANS ........................................       $1,205,526       $1,212,303       $1,232,070       $1,229,009       $1,210,235
 SECURITIES:
  TAXABLE .....................................          208,446          223,913          215,406          207,384          207,228
  EXEMPT FROM FEDERAL INCOME
    TAXES .....................................           13,465           10,199            9,524           13,145           14,562
 FEDERAL FUNDS SOLD AND SECURITY
   RESALE AGREEMENTS ..........................            9,903           11,013           12,852           16,642            8,293
 OTHER SHORT-TERM INVESTMENTS .................            2,925            3,062            2,407            4,302            4,973
                                                      ----------       ----------       ----------       ----------       ----------
   TOTAL INTEREST INCOME ......................        1,440,265        1,460,490        1,472,259        1,470,482        1,445,291

INTEREST EXPENSE:
 DEPOSITS .....................................          393,145          419,023          451,800          475,951          472,064
 FEDERAL FUNDS BORROWED AND
   SECURITY REPURCHASE AGREEMENTS .............           79,352           99,694          102,602           96,416           81,101
 BORROWED FUNDS ...............................           36,957           28,484           30,589           38,078           48,564
 LONG-TERM DEBT AND CAPITAL
  SECURITIES ..................................          181,867          157,154          140,083          123,672          113,439
                                                      ----------       ----------       ----------       ----------       ----------
   TOTAL INTEREST EXPENSE .....................          691,321          704,355          725,074          734,117          715,168
                                                      ----------       ----------       ----------       ----------       ----------

   NET INTEREST INCOME ........................          748,944          756,135          747,185          736,365          730,123
 PROVISION FOR LOAN LOSSES ....................           59,542           68,034           56,888           45,212           43,033
                                                      ----------       ----------       ----------       ----------       ----------
   NET INTEREST INCOME AFTER
    PROVISION FOR LOAN LOSSES .................          689,402          688,101          690,297          691,153          687,090

NONINTEREST INCOME:
 ITEM PROCESSING REVENUE ......................          105,089          121,703          130,009          124,268          117,686
 SERVICE CHARGES ON DEPOSIT
   ACCOUNTS ...................................          104,834           99,863           98,649           98,472           96,104
 TRUST AND INVESTMENT MANAGEMENT
   FEES .......................................           80,683           81,847           79,802           74,565           79,729
 CARD-RELATED FEES ............................           49,259           45,310           48,479           56,415           49,383
 MORTGAGE BANKING REVENUE .....................           89,181           92,995           89,412           79,362           97,223
 OTHER ........................................          114,585          149,173          129,915          122,435          114,004
                                                      ----------       ----------       ----------       ----------       ----------
   TOTAL FEES AND OTHER INCOME ................          543,631          590,891          576,266          555,517          554,129
 SECURITIES GAINS .............................           57,224           23,688           49,242           64,451           19,714
                                                      ----------       ----------       ----------       ----------       ----------
   TOTAL NONINTEREST INCOME ...................          600,855          614,579          625,508          619,968          573,843

NONINTEREST EXPENSE:
 SALARIES AND OTHER PERSONNEL .................          389,585          400,764          405,050          409,279          396,574
 EQUIPMENT ....................................           52,955           52,761           58,618           51,054           51,471
 NET OCCUPANCY ................................           49,234           54,127           52,519           51,737           49,671
 THIRD PARTY SERVICES .........................           48,551           45,570           55,233           70,075           51,352
 MERGER EXPENSES ..............................             --               --            104,678             --               --
 OTHER ........................................          216,910          185,980          195,436          200,255          200,110
                                                      ----------       ----------       ----------       ----------       ----------
   TOTAL NONINTEREST EXPENSE ..................          757,235          739,202          871,534          782,400          749,178
                                                      ----------       ----------       ----------       ----------       ----------

INCOME BEFORE INCOME TAXES ....................          533,022          563,478          444,271          528,721          511,755
INCOME TAX EXPENSE ............................          178,534          212,459          153,012          184,265          180,511
                                                      ----------       ----------       ----------       ----------       ----------
   NET INCOME .................................       $  354,488       $  351,019       $  291,259       $  344,456       $  331,244
                                                      ==========       ==========       ==========       ==========       ==========

   NET INCOME APPLICABLE TO
     COMMON STOCK .............................       $  354,078       $  350,604       $  290,722       $  343,910       $  330,145
                                                      ==========       ==========       ==========       ==========       ==========

NET INCOME PER COMMON SHARE:
   BASIC ......................................       $     1.14       $     1.09       $      .89       $     1.05       $     1.01
   DILUTED ....................................       $     1.12       $     1.08       $      .88       $     1.03       $      .99



                                                                  SIX MONTHS ENDED
                                                                        JUNE 30,
                                                      --------------------------------------

                                                          1999                       1998
                                                       ------------               ----------
INTEREST INCOME:
 LOANS ........................................       $  2,417,829               $2,350,656
 SECURITIES:
  TAXABLE .....................................            432,359                  413,640
  EXEMPT FROM FEDERAL INCOME
    TAXES .....................................             23,664                   26,162
 FEDERAL FUNDS SOLD AND SECURITY
   RESALE AGREEMENTS ..........................             20,916                   14,299
 OTHER SHORT-TERM INVESTMENTS .................              5,987                    9,179
                                                      ------------               ----------
   TOTAL INTEREST INCOME ......................          2,900,755                2,813,936

INTEREST EXPENSE:
 DEPOSITS .....................................            812,168                  918,525
 FEDERAL FUNDS BORROWED AND
   SECURITY REPURCHASE AGREEMENTS .............            179,046                  154,864
 BORROWED FUNDS ...............................             65,441                   99,840
 LONG-TERM DEBT AND CAPITAL
  SECURITIES ..................................            339,021                  212,609
                                                      ------------               ----------
   TOTAL INTEREST EXPENSE .....................          1,395,676                1,385,838
                                                      ------------               ----------

   NET INTEREST INCOME ........................          1,505,079                1,428,098
 PROVISION FOR LOAN LOSSES ....................            127,576                   99,300
                                                      ------------               ----------
   NET INTEREST INCOME AFTER
    PROVISION FOR LOAN LOSSES .................          1,377,503                1,328,798

NONINTEREST INCOME:
 ITEM PROCESSING REVENUE ......................            226,792                  230,226
 SERVICE CHARGES ON DEPOSIT
   ACCOUNTS ...................................            204,697                  187,817
 TRUST AND INVESTMENT MANAGEMENT
   FEES .......................................            162,530                  156,683
 CARD-RELATED FEES ............................             94,569                   96,274
 MORTGAGE BANKING REVENUE .....................            182,176                  158,473
 OTHER ........................................            263,758                  218,427
                                                      ------------               ----------
   TOTAL FEES AND OTHER INCOME ................          1,134,522                1,047,900
 SECURITIES GAINS .............................             80,912                   20,766
                                                      ------------               ----------
   TOTAL NONINTEREST INCOME ...................          1,215,434                1,068,666

NONINTEREST EXPENSE:
 SALARIES AND OTHER PERSONNEL .................            790,349                  780,428
 EQUIPMENT ....................................            105,716                  103,199
 NET OCCUPANCY ................................            103,361                   98,408
 THIRD PARTY SERVICES .........................             94,121                  100,954
 MERGER EXPENSES ..............................               --                    274,698
 OTHER ........................................            402,890                  365,492
                                                      ------------               ----------
   TOTAL NONINTEREST EXPENSE ..................          1,496,437                1,723,179
                                                      ------------               ----------

INCOME BEFORE INCOME TAXES ....................          1,096,500                  674,285
INCOME TAX EXPENSE ............................            390,993                  239,319
                                                      ------------               ----------
   NET INCOME .................................       $    705,507               $  434,966
                                                      ============               ==========

   NET INCOME APPLICABLE TO
     COMMON STOCK .............................       $    704,682               $  433,867
                                                      ============               ==========

NET INCOME PER COMMON SHARE:
   BASIC ......................................       $       2.23               $     1.34
   DILUTED ....................................       $       2.20               $     1.32


                                                                -7-


                                                              UNAUDITED

                                                      NATIONAL CITY CORPORATION
                                               CONSOLIDATED PERIOD-END BALANCE SHEETS
                                                       (DOLLARS IN THOUSANDS)

                                                                       1999                                   1998
                                                             --------------------------    ----------------------------------------
                                                                SECOND          FIRST         FOURTH          THIRD          SECOND
                                                               QUARTER        QUARTER        QUARTER        QUARTER         QUARTER
                                                             -----------    -----------    -----------    -----------    -----------
ASSETS
LOANS
   COMMERCIAL ...........................................    $22,153,612    $22,306,928    $22,243,114    $20,745,705    $20,220,235
   REAL ESTATE - COMMERCIAL .............................      6,277,934      6,309,277      6,251,879      6,475,950      6,518,933
   REAL ESTATE - RESIDENTIAL ............................      8,388,380      8,693,757      9,664,115      9,435,870      9,761,171
   CONSUMER .............................................     15,184,825     15,022,782     14,822,759     14,291,552     13,473,157
   CREDIT CARD ..........................................      2,050,842      1,846,719      1,852,635      1,797,840      1,830,355
   HOME EQUITY ..........................................      3,261,466      3,133,121      3,176,664      3,188,590      3,113,685
                                                             -----------    -----------    -----------    -----------    -----------
     TOTAL LOANS ........................................     57,317,059     57,312,584     58,011,166     55,935,507     54,917,536
     ALLOWANCE FOR LOAN LOSSES ..........................        970,229        970,336        970,243        975,100        976,469
                                                             -----------    -----------    -----------    -----------    -----------
     NET LOANS ..........................................     56,346,830     56,342,248     57,040,923     54,960,407     53,941,067
MORTGAGE LOANS HELD FOR SALE ............................      2,338,641      2,519,462      3,507,487      2,748,139      2,560,612
SECURITIES AVAILABLE FOR SALE, AT MARKET ................     14,993,616     15,263,581     16,119,370     15,424,507     13,898,032
FEDERAL FUNDS SOLD AND SECURITY RESALE
  AGREEMENTS ............................................        864,178        978,138        930,492      1,146,383      1,333,374
OTHER SHORT-TERM INVESTMENTS ............................        196,974        101,696        218,149        100,292         80,220
CASH AND DEMAND BALANCES DUE FROM BANKS .................      3,807,336      3,443,365      4,783,491      3,406,647      4,111,415
PROPERTIES AND EQUIPMENT ................................      1,073,051      1,129,305      1,150,210      1,134,480      1,081,876
ACCRUED INCOME AND OTHER ASSETS .........................      4,401,847      4,316,701      4,495,510      4,213,824      4,251,272
                                                             -----------    -----------    -----------    -----------    -----------
      TOTAL ASSETS ......................................    $84,022,473    $84,094,496    $88,245,632    $83,134,679    $81,257,868
                                                             ===========    ===========    ===========    ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
NONINTEREST BEARING DEPOSITS ............................    $11,624,345    $11,200,312    $10,911,926    $10,158,773    $10,750,524
NOW AND MONEY MARKET ACCOUNTS ...........................     16,845,872     16,800,510     18,610,832     17,735,380     17,742,088
SAVINGS ACCOUNTS ........................................      3,870,281      3,957,576      4,021,113      4,051,228      4,263,384
TIME DEPOSITS OF INDIVIDUALS ............................     16,321,310     16,821,451     17,450,904     18,013,811     18,417,699
OTHER TIME DEPOSITS .....................................      1,109,959      1,340,458      2,280,973      2,475,572      2,484,797
DEPOSITS IN OVERSEAS OFFICES ............................      2,319,594      1,930,292      4,971,161      1,793,442      1,173,497
                                                             -----------    -----------    -----------    -----------    -----------
    TOTAL DEPOSITS ......................................     52,091,361     52,050,599     58,246,909     54,228,206     54,831,989
FEDERAL FUNDS BORROWED AND SECURITY
    REPURCHASE AGREEMENTS ...............................      6,979,837      8,753,759      9,427,309      8,662,013      6,069,853
BORROWED FUNDS ..........................................      4,495,831      2,840,983      2,117,916      3,122,562      4,330,313
LONG-TERM DEBT ..........................................     13,137,293     11,999,109      9,009,448      7,788,754      6,916,808
CORPORATION-OBLIGATED MANDATORILY REDEEMABLE
   CAPITAL SECURITIES OF SUBSIDIARY TRUSTS HOLDING
   SOLELY DEBENTURES OF THE CORPORATION .................        180,000        679,896        679,894        679,894        679,894
ACCRUED EXPENSES AND OTHER LIABILITIES ..................      1,270,942      1,513,241      1,751,248      1,379,855      1,410,015
                                                             -----------    -----------    -----------    -----------    -----------
    TOTAL LIABILITIES ...................................     78,155,264     77,837,587     81,232,724     75,861,284     74,238,872
STOCKHOLDERS' EQUITY:
  PREFERRED .............................................         30,513         30,513         36,098         36,556         36,592
  COMMON ................................................      5,836,696      6,226,396      6,976,810      7,236,839      6,982,404
                                                             -----------    -----------    -----------    -----------    -----------
    TOTAL STOCKHOLDERS' EQUITY ..........................      5,867,209      6,256,909      7,012,908      7,273,395      7,018,996
                                                             -----------    -----------    -----------    -----------    -----------
    TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY ..............................    $84,022,473    $84,094,496    $88,245,632    $83,134,679    $81,257,868
                                                             ===========    ===========    ===========    ===========    ===========


                                                                 -8-

                                                              UNAUDITED

                                                      NATIONAL CITY CORPORATION
                                                 CONSOLIDATED AVERAGE BALANCE SHEETS
                                                        (DOLLARS IN MILLIONS)
                                                                                                                 SIX MONTHS ENDED
                                                             1999                         1998                        JUNE 30,
                                                   ---------------------   --------------------------------    ---------------------
                                                     SECOND      FIRST       FOURTH     THIRD      SECOND
                                                    QUARTER     QUARTER     QUARTER    QUARTER     QUARTER        1999        1998
                                                   --------    --------    --------    --------    --------    --------    ---------
ASSETS
EARNING ASSETS:
 LOANS:
   COMMERCIAL ..................................   $ 28,503    $ 28,459    $ 27,923    $ 26,672    $ 26,735    $ 28,480    $ 25,743
   REAL ESTATE - RESIDENTIAL ...................      8,483       8,926       9,327       9,505       9,844       8,712       9,864
   CONSUMER ....................................     15,130      14,956      14,491      13,964      13,107      15,040      12,793
   CREDIT CARD .................................      1,953       1,829       1,818       1,818       1,861       1,891       1,902
   HOME EQUITY .................................      3,188       3,149       3,193       3,144       3,074       3,172       3,034
                                                   --------    --------    --------    --------    --------    --------    --------
      TOTAL LOANS ..............................     57,257      57,319      56,752      55,103      54,621      57,295      53,336
 MORTGAGE LOANS HELD FOR SALE ..................      2,344       2,976       2,991       2,525       2,088       2,650       1,646
 SECURITIES AVAILABLE FOR SALE .................     14,638      15,126      14,500      13,614      13,874      14,881      13,757
 FEDERAL FUNDS SOLD AND SECURITY
   RESALE AGREEMENTS ...........................        850         945       1,157       1,177         713         898         577
 OTHER SHORT-TERM INVESTMENTS ..................        149         148         113         110         118         148         117
                                                   --------    --------    --------    --------    --------    --------    --------
    TOTAL EARNING ASSETS .......................     75,238      76,514      75,513      72,529      71,414      75,872      69,433
ALLOWANCE FOR LOAN LOSSES ......................       (989)       (985)       (988)       (994)       (995)       (987)       (975)
MARKET VALUE APPRECIATION OF
  SECURITIES AVAILABLE FOR SALE ................        268         377         509         511         564         322         550
CASH AND DEMAND BALANCES DUE
   FROM BANKS ..................................      3,506       4,068       3,826       3,685       3,616       3,785       3,492
PROPERTIES AND EQUIPMENT .......................      1,124       1,145       1,148       1,124       1,055       1,135       1,045
ACCRUED INCOME AND OTHER ASSETS ................      4,222       4,401       4,200       4,207       4,273       4,312       3,877
                                                   --------    --------    --------    --------    --------    --------    --------
      TOTAL ASSETS .............................   $ 83,369    $ 85,520    $ 84,208    $ 81,062    $ 79,927    $ 84,439    $ 77,422
                                                   ========    ========    ========    ========    ========    ========    ========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
 NOW AND MONEY MARKET ACCOUNTS .................   $ 16,997    $ 16,899    $ 18,181    $ 17,890    $ 17,628    $ 16,949    $ 16,897
 SAVINGS ACCOUNTS ..............................      3,922       3,955       4,033       4,157       4,282       3,938       4,226
 TIME DEPOSITS OF INDIVIDUALS ..................     16,541      17,135      17,795      18,222      18,640      16,836      18,523
 OTHER TIME DEPOSITS ...........................      1,199       1,757       2,472       2,505       2,536       1,477       2,240
 DEPOSITS IN OVERSEAS OFFICES ..................      2,342       3,030       2,050       1,785       1,420       2,684       1,496
                                                   --------    --------    --------    --------    --------    --------    --------
    TOTAL INTEREST BEARING DEPOSITS ............     41,001      42,776      44,531      44,559      44,506      41,884      43,382
                                                   --------    --------    --------    --------    --------    --------    --------
 FEDERAL FUNDS BORROWED AND SECURITY
    REPURCHASE AGREEMENTS ......................      7,377       9,004       9,195       7,431       6,433       8,187       6,164
 BORROWED FUNDS ................................      2,977       2,838       2,515       2,644       3,395       2,908       3,447
 LONG-TERM DEBT AND CAPITAL
   SECURITIES ..................................     13,305      11,301       9,292       7,962       7,235      12,309       6,753
                                                   --------    --------    --------    --------    --------    --------    --------
    TOTAL INTEREST BEARING LIABILITIES .........     64,660      65,919      65,533      62,596      61,569      65,288      59,746

 NONINTEREST BEARING DEPOSITS ..................     11,542      11,681      10,168      10,051      10,053      11,610       9,724
 ACCRUED EXPENSES AND OTHER
   LIABILITIES .................................        951       1,159       1,144       1,195       1,466       1,054       1,294
                                                   --------    --------    --------    --------    --------    --------    --------
      TOTAL LIABILITIES ........................     77,153      78,759      76,845      73,842      73,088      77,952      70,764
STOCKHOLDERS' EQUITY:
  PREFERRED ....................................         31          33          36          37          37          31          19
  COMMON .......................................      6,185       6,728       7,327       7,183       6,802       6,456       6,639
                                                   --------    --------    --------    --------    --------    --------    --------
      TOTAL STOCKHOLDERS' EQUITY ...............      6,216       6,761       7,363       7,220       6,839       6,487       6,658
                                                   --------    --------    --------    --------    --------    --------    --------
      TOTAL LIABILITIES AND STOCKHOLDERS'
         EQUITY ................................   $ 83,369    $ 85,520    $ 84,208    $ 81,062    $ 79,927    $ 84,439    $ 77,422
                                                   ========    ========    ========    ========    ========    ========    ========





                                                                 -9-

                                                              UNAUDITED

                                                      NATIONAL CITY CORPORATION
                                        AVERAGE BALANCES AND RATES ON A TAX EQUIVALENT BASIS
                                          FOR THE THREE MONTHS ENDED JUNE 30, 1999 AND 1998
                                                        (DOLLARS IN MILLIONS)

                                                                        1999                                         1998
                                                       --------------------------------------    -----------------------------------
                                                                           TAX                                    TAX
                                                        AVERAGE     EQUIVALENT       AVERAGE     AVERAGE   EQUIVALENT     AVERAGE
ASSETS                                                  BALANCE       INTEREST          RATE     BALANCE     INTEREST        RATE
                                                       --------     ----------     ----------    -------    ---------    --------
EARNING ASSETS:
 LOANS:
   COMMERCIAL ......................................   $ 28,503     $    557.2           7.84%   $26,735    $   564.8        8.47%
   REAL ESTATE  - RESIDENTIAL * ....................     10,827          202.5           7.48     11,932        225.9        7.57
   CONSUMER ........................................     15,130          317.5           8.42     13,107        289.4        8.86
   CREDIT CARD .....................................      1,953           65.5          13.45      1,861         64.7       13.92
   HOME EQUITY .....................................      3,188           66.2           8.32      3,074         69.2        9.03
                                                       --------     ----------     ----------    -------    ---------    --------
      TOTAL LOANS ..................................     59,601        1,208.9           8.13     56,709      1,214.0        8.58
 SECURITIES:
   TAXABLE .........................................     13,761          208.4           6.06     12,846        207.8        6.47
   TAX-EXEMPT ......................................        877           19.3           8.80      1,028         19.9        7.78
                                                       --------     ----------     ----------    -------    ---------    --------
     TOTAL SECURITIES ..............................     14,638          227.7           6.22     13,874        227.7        6.57
 FEDERAL FUNDS SOLD ................................         78            0.9           4.84        169          1.7        4.07
 SECURITY RESALE AGREEMENTS ........................        772            9.0           4.66        544          6.6        4.85
 OTHER SHORT-TERM INVESTMENTS ......................        149            3.0           7.87        118          5.1       16.79
                                                       --------     ----------     ----------    -------    ---------    --------
    TOTAL EARNING ASSETS ...........................     75,238        1,449.5           7.72     71,414      1,455.1        8.16
ALLOWANCE FOR LOAN LOSSES ..........................       (989)                                    (995)
MARKET VALUE APPRECIATION OF
  SECURITIES AVAILABLE FOR SALE ....................        268                                      564
NONINTEREST EARNING ASSETS .........................      8,852                                    8,944
                                                       --------                                ---------
      TOTAL ASSETS .................................   $ 83,369                                $  79,927
                                                       ========                                =========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
 NOW AND MONEY MARKET ACCOUNTS .....................   $ 16,997     $    126.7           2.99% $  17,628    $   139.5        3.18%
 SAVINGS ACCOUNTS ..................................      3,922           16.6           1.70      4,282         21.8        2.04
 TIME DEPOSITS OF INDIVIDUALS ......................     16,541          209.3           5.08     18,640        257.8        5.55
 OTHER TIME DEPOSITS ...............................      1,199           12.8           4.28      2,536         34.1        5.38
 DEPOSITS IN OVERSEAS OFFICES ......................      2,342           27.7           4.74      1,420         18.9        5.34
 FEDERAL FUNDS BORROWED ............................      2,467           29.6           4.82      2,676         36.8        5.51
 SECURITY REPURCHASE AGREEMENTS ....................      4,910           49.8           4.06      3,757         44.3        4.74
 BORROWED FUNDS ....................................      2,977           36.9           4.98      3,395         48.6        5.74
 LONG-TERM DEBT AND CAPITAL SECURITIES .............     13,305          181.9           5.48      7,235        113.4        6.29
                                                       --------     ----------     ----------  ---------    ---------    --------
   TOTAL INTEREST BEARING LIABILITIES ..............     64,660          691.3           4.29     61,569        715.2        4.66
                                                                    ----------     ----------               ---------    --------
NONINTEREST BEARING LIABILITIES ....................     12,493                                   11,519
                                                      ---------                                ---------
      TOTAL LIABILITIES ............................     77,153                                   73,088
STOCKHOLDERS' EQUITY ...............................      6,216                                    6,839
      TOTAL LIABILITIES AND STOCKHOLDERS'
                                                      ---------                                ---------
         EQUITY ....................................   $ 83,369                                $  79,927
                                                      =========                                =========

NET INTEREST INCOME AND INTEREST
  SPREAD ...........................................                $    758.2           3.43%              $   739.9        3.50%
                                                                    ==========     ==========               =========    ========

NET INTEREST MARGIN ................................                                     4.04%                               4.15%
                                                                                   ==========                            ========

*  INCLUDES MORTGAGE LOANS HELD FOR SALE.






                                                                -10-

                                                              UNAUDITED

                                                      NATIONAL CITY CORPORATION
                                        AVERAGE BALANCES AND RATES ON A TAX EQUIVALENT BASIS
                                           FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND 1998
                                                        (DOLLARS IN MILLIONS)

                                                                          1999                                    1998
                                                       -------------------------------------    ------------------------------------
                                                                           TAX                                     TAX
                                                        AVERAGE     EQUIVALENT       AVERAGE    AVERAGE     EQUIVALENT     AVERAGE
                                                        BALANCE       INTEREST          RATE    BALANCE       INTEREST        RATE
                                                       --------     ----------     ----------    -------      ---------    --------
ASSETS
EARNING ASSETS:
 LOANS:
   COMMERCIAL ......................................   $ 28,480     $  1,110.7           7.86%   $25,743      $ 1,090.0        8.54%
   REAL ESTATE  - RESIDENTIAL * ....................     11,362          417.9           7.36     11,510          438.5        7.62
   CONSUMER ........................................     15,040          630.9           8.46     12,793          561.0        8.84
   CREDIT CARD .....................................      1,891          125.1          13.34      1,902          132.0       14.00
   HOME EQUITY .....................................      3,172          138.1           8.76      3,034          136.6        9.08
                                                       --------     ----------     ----------    -------      ---------    --------
      TOTAL LOANS ..................................     59,945        2,422.7           8.14     54,982        2,358.1        8.63
 SECURITIES:
   TAXABLE .........................................     13,993          432.3           6.18     12,827          415.2        6.48
   TAX-EXEMPT ......................................        888           36.6           8.24        930           37.2        8.01
                                                       --------     ----------     ----------    -------      ---------    --------
     TOTAL SECURITIES ..............................     14,881          468.9           6.22     13,757          452.4        6.59
 FEDERAL FUNDS SOLD ................................         61            1.5           4.82        115            2.5        4.38
 SECURITY RESALE AGREEMENTS ........................        837           19.5           4.69        462           11.8        5.15
 OTHER SHORT-TERM INVESTMENTS ......................        148            6.0           8.12        117            9.2       15.86
                                                       --------     ----------     ----------    -------      ---------    --------
    TOTAL EARNING ASSETS ...........................     75,872        2,918.6           7.74     69,433        2,834.0        8.19
ALLOWANCE FOR LOAN LOSSES ..........................       (987)                                    (975)
MARKET VALUE APPRECIATION OF
  SECURITIES AVAILABLE FOR SALE ....................        322                                      550
NONINTEREST EARNING ASSETS .........................      9,232                                    8,414
                                                      ---------                               ----------
      TOTAL ASSETS .................................   $ 84,439                               $   77,422
                                                      =========                               ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
 NOW AND MONEY MARKET ACCOUNTS .....................   $ 16,949     $    253.2           3.01%   $16,897      $   264.9        3.16%
 SAVINGS ACCOUNTS ..................................      3,938           33.5           1.71      4,226           43.5        2.08
 TIME DEPOSITS OF INDIVIDUALS ......................     16,836          428.7           5.13     18,523          510.2        5.55
 OTHER TIME DEPOSITS ...............................      1,477           34.2           4.67      2,240           60.0        5.41
 DEPOSITS IN OVERSEAS OFFICES ......................      2,684           62.6           4.70      1,496           39.9        5.38
 FEDERAL FUNDS BORROWED ............................      3,215           77.5           4.86      2,674           73.2        5.52
 SECURITY REPURCHASE AGREEMENTS ....................      4,972          101.6           4.12      3,490           81.7        4.72
 BORROWED FUNDS ....................................      2,908           65.4           4.54      3,447           99.8        5.84
 LONG-TERM DEBT AND CAPITAL SECURITIES .............     12,309          339.0           5.55      6,753          212.6        6.35
                                                       --------     ----------     ----------    -------      ---------    --------
   TOTAL INTEREST BEARING LIABILITIES ..............     65,288        1,395.7           4.31     59,746        1,385.8        4.68
                                                                    ----------     ----------                 ---------    --------
NONINTEREST BEARING LIABILITIES ....................     12,664                                   11,018
                                                        -------                               ----------
      TOTAL LIABILITIES ............................     77,952                                   70,764
STOCKHOLDERS' EQUITY ...............................      6,487                                    6,658
      TOTAL LIABILITIES AND STOCKHOLDERS'
                                                       ---------                              ----------
         EQUITY ....................................   $ 84,439                               $   77,422
                                                       =========                              ==========

NET INTEREST INCOME AND INTEREST
  SPREAD ...........................................                $  1,522.9           3.43%                $ 1,448.2        3.51%
                                                                    ==========     ==========                 =========    ========

NET INTEREST MARGIN ................................                                     4.03%                                 4.16%
                                                                                   ==========                              ========


*  INCLUDES MORTGAGE LOANS HELD FOR SALE.



                                                                -11-

                                                              UNAUDITED

                                                      NATIONAL CITY CORPORATION
                                                   SELECTED FINANCIAL INFORMATION

                                            1999                                      1998
                               ----------------------------    ------------------------------------------------
                                    SECOND          FIRST            FOURTH             THIRD          SECOND
(DOLLARS IN THOUSANDS)             QUARTER        QUARTER           QUARTER           QUARTER         QUARTER
                               ------------    ------------    -------------     -------------     ------------

ALLOWANCE FOR LOAN LOSSES:
BALANCE AT BEGINNING
  OF PERIOD ................   $    970,336    $    970,243    $     975,100     $     976,469     $    976,464
PROVISION ..................         59,542          68,034           56,888            45,212           43,033
ALLOWANCES RELATED TO LOANS
  ACQUIRED (SOLD) ..........            268              93           (1,790)           (1,388)            --
CHARGE-OFFS:
  COMMERCIAL ...............         31,275          15,881           17,257            13,159           10,504
  REAL ESTATE - RESIDENTIAL             444           1,702            3,501             2,058            1,504
  CONSUMER .................         40,019          55,671           40,435            37,732           34,324
  CREDIT CARD ..............         25,185          27,106           23,843            21,434           24,694
  HOME EQUITY ..............          2,032           2,009            1,716             2,563            2,233
                               ------------    ------------    -------------     -------------     ------------
    TOTAL CHARGE-OFFS ......         98,955         102,369           86,752            76,946           73,259
                               ------------    ------------    -------------     -------------     ------------
RECOVERIES:
  COMMERCIAL ...............          8,799           6,423            6,334            10,784            7,074
  REAL ESTATE - RESIDENTIAL             805             143              343               114              240
  CONSUMER .................         22,910          21,437           14,888            14,863           17,187
  CREDIT CARD ..............          5,468           5,326            4,406             4,765            5,066
  HOME EQUITY ..............          1,056           1,006              826             1,227              664
                               ------------    ------------    -------------     -------------     ------------
    TOTAL RECOVERIES .......         39,038          34,335           26,797            31,753           30,231
                               ------------    ------------    -------------     -------------     ------------
NET CHARGE-OFFS ............         59,917          68,034           59,955            45,193           43,028
                               ------------    ------------    -------------     -------------     ------------
BALANCE AT END OF PERIOD ...   $    970,229    $    970,336    $     970,243     $     975,100     $    976,469
                               ============    ============    =============     =============     ============

(DOLLARS IN MILLIONS)

NONPERFORMING ASSETS:
NONACCRUAL AND
  RESTRUCTURED LOANS .......   $      222.8    $      242.5    $      218.6     $        221.9     $      225.0
OTHER REAL ESTATE OWNED ....           26.7            29.4            29.9               30.5             32.0
                               ------------    ------------    ------------     --------------     ------------
TOTAL NONPERFORMING
  ASSETS ...................   $      249.5    $      271.9    $      248.5     $        252.4     $      257.0
                               ============    ============    ============     ==============     ============


CREDIT QUALITY RATIOS:
NET CHARGE-OFFS TO
  AVERAGE LOANS (ANNUALIZED)            .42%            .48%             .42%              .33%             .32%
LOAN LOSS RESERVE TO
  LOANS (PERIOD-END) .......           1.69            1.69             1.67              1.74             1.78
NONPERFORMING ASSETS TO
  LOANS AND OREO
  (PERIOD-END) .............            .44             .47              .43               .45              .47

CAPITAL RATIOS*:
TIER 1 CAPITAL .............           7.19%           7.34%            7.95%             8.81%            8.41%
TOTAL RISK-BASED CAPITAL ...          12.67           11.96            11.79             12.70            12.36
LEVERAGE ...................           6.12            6.13             6.94              7.49             7.09
TANGIBLE COMMON EQUITY
  TO TANGIBLE ASSETS .......           5.78            6.17             6.72              7.46             7.30

SHARE INFORMATION:
AVERAGE BASIC SHARES .......    311,558,373     320,494,527      329,726,921       329,692,338      328,186,746
AVERAGE DILUTED SHARES .....    316,640,210     326,110,250      335,631,004       336,348,661      336,382,782
COMMON SHARES
  OUTSTANDING AT END OF
  PERIOD ...................    309,065,693     314,420,971      326,327,360       330,336,278      328,627,647



                                      SIX MONTHS ENDED
                                         JUNE 30,
                                ----------------------------

(DOLLARS IN THOUSANDS)              1999            1998
                                ------------    ------------

ALLOWANCE FOR LOAN LOSSES:
BALANCE AT BEGINNING
  OF PERIOD ................    $    970,243    $    941,874
PROVISION ..................         127,576          99,300
ALLOWANCES RELATED TO LOANS
  ACQUIRED (SOLD) ..........             361          30,679
CHARGE-OFFS:
  COMMERCIAL ...............          47,156          22,581
  REAL ESTATE - RESIDENTIAL            2,146           3,427
  CONSUMER .................          95,690          76,759
  CREDIT CARD ..............          52,291          50,404
  HOME EQUITY ..............           4,041           4,516
                                ------------    ------------
    TOTAL CHARGE-OFFS ......         201,324         157,687
                                ------------    ------------
RECOVERIES:
  COMMERCIAL ...............          15,222          15,452
  REAL ESTATE - RESIDENTIAL              948             249
  CONSUMER .................          44,347          34,579
  CREDIT CARD ..............          10,794          10,654
  HOME EQUITY ..............           2,062           1,369
                                ------------    ------------
    TOTAL RECOVERIES .......          73,373          62,303
                                ------------    ------------
NET CHARGE-OFFS ............         127,951          95,384
                                ------------    ------------
BALANCE AT END OF PERIOD ...    $    970,229    $    976,469
                                ============    ============

(DOLLARS IN MILLIONS)

NONPERFORMING ASSETS:
NONACCRUAL AND
  RESTRUCTURED LOANS .......
OTHER REAL ESTATE OWNED ....

TOTAL NONPERFORMING
  ASSETS ...................



CREDIT QUALITY RATIOS:
NET CHARGE-OFFS TO
  AVERAGE LOANS (ANNUALIZED)             .45%            .36%
LOAN LOSS RESERVE TO
  LOANS (PERIOD-END) .......
NONPERFORMING ASSETS TO
  LOANS AND OREO
  (PERIOD-END) .............

CAPITAL RATIOS*:
TIER 1 CAPITAL .............
TOTAL RISK-BASED CAPITAL ...
LEVERAGE ...................
TANGIBLE COMMON EQUITY
  TO TANGIBLE ASSETS .......

SHARE INFORMATION:
AVERAGE BASIC SHARES .......     316,001,765     322,240,010
AVERAGE DILUTED SHARES .....     321,318,666     329,543,875
COMMON SHARES
  OUTSTANDING AT END OF
  PERIOD ...................



*  SECOND QUARTER 1999 CALCULATIONS ARE BASED ON PRELIMINARY DATA.
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